EXHIBIT 99.3

                                ENGLE HOMES, INC.

                        LETTER TO REGISTERED HOLDERS AND
                      DEPOSITORY TRUST COMPANY PARTICIPANTS
                                       FOR
                              OFFER TO EXCHANGE ITS
                      9 1/4% SERIES C SENIOR NOTES DUE 2008
                       FOR ANY AND ALL OF ITS OUTSTANDING
                        9 1/4% SENIOR NOTES DUE 2008 AND
                      9 1/4% SERIES B SENIOR NOTES DUE 2008

         THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 1998, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

To Registered Holders and Depository Trust Company Participants:

         We are enclosing herewith the material listed below relating to the offer by Engle Homes, Inc., a Florida corporation (the "Company"), to exchange its 9 1/4% Series C Senior Notes due 2008 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 9 1/4% Senior Notes due 2008 and 9 1/4% Series B Senior Notes due 2008 (collectively, the "Old Notes") upon the terms and subject to the conditions set forth in the Company's Prospectus, dated , 1998, and the related Letter of Transmittal (which together constitute the "Exchange Offer").

         Enclosed herewith are copies of the following documents:

                  1. Prospectus dated                , 1998;

                  2. Letter of Transmittal (together with accompanying Substitute Form W-9 Guidelines);

                  3. Notice of Guaranteed Delivery;

                  4. Letter which may be sent to your clients for whose account you hold Old Notes in your name or in the name of your nominee; and

                  5. Letter which may be sent from your clients to you with such client's instruction with regard to the Exchange Offer.

          We urge you to contact your clients promptly. Please note that the Exchange Offer will expire on the Expiration Date unless extended.

          The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.

          Pursuant to the Letter of Transmittal, each holder of Old Notes will represent to the Company that (i) the Exchange Notes acquired in exchange for Private Notes pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Exchange Notes, (ii) the holder is not participating in, and has no arrangement with any person to participate in, the distribution of Exchange Notes received in exchange for Private Notes within the meaning of the Securities Act, and (iii) neither the holder nor any such other person is an "affiliate" (within the meaning of Rule 405 under the Securities Act) of the Company or a broker-dealer tendering Private Notes acquired directly from the Company. If the holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes.

         The enclosed Letter to Clients contains an authorization by the beneficial owners of the Private Notes for you to make the foregoing representations.

         The Company will not pay any fee or commission to any broker or dealer or to any other persons (other than the Exchange Agent) in connection with the solicitation of tenders of Old Notes pursuant to the Exchange Offer. The Company will pay or cause to be paid any transfer taxes payable on the transfer of Old Notes to it, except as otherwise provided in Instruction 13 of the enclosed Letter of Transmittal.

         Additional copies of the enclosed material may be obtained from the undersigned.

                                         Very truly yours,

                                         AMERICAN STOCK TRANSFER & TRUST COMPANY

                                ENGLE HOMES, INC.

                                LETTER TO CLIENTS
                                       FOR
                              OFFER TO EXCHANGE ITS
                      9 1/4% SERIES C SENIOR NOTES DUE 2008
                       FOR ANY AND ALL OF ITS OUTSTANDING
                        9 1/4% SENIOR NOTES DUE 2008 AND
                      9 1/4% SERIES B SENIOR NOTES DUE 2008

         THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 1998, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         To Our Clients:

         We are enclosing herewith a Prospectus, dated , 1998, of Engle Homes, Inc., a Florida corporation (the "Company"), and a related Letter of Transmittal (which together constitute the "Exchange Offer"), relating to the offer by the Company to exchange its 9 1/4% Series C Senior Notes due 2008 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 9 1/4% Senior Notes due 2008 and 9 1/4% Series B Senior Notes due 2008 (collectively, the "Old Notes") upon the terms and subject to the conditions set forth in the Exchange Offer.

         The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.

         We are the holder of record of Old Notes held by us for your account. A tender of such Old Notes can be made only by us as the record holder and pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Old Notes held by us for your account.

         We request instructions as to whether you wish to tender any or all of the Old Notes held by us for your account pursuant to the terms and conditions of the Exchange Offer. We also request that you confirm that we may on your behalf make the representations and warranties contained in the Letter of Transmittal.

                                              Very truly yours,

                                ENGLE HOMES, INC.

               INSTRUCTION TO REGISTERED HOLDER AND/OR DEPOSITORY
                 TRUST COMPANY PARTICIPANT FROM BENEFICIAL OWNER
                                       FOR
                              OFFER TO EXCHANGE ITS
                      9 1/4% SERIES C SENIOR NOTES DUE 2008
                       FOR ANY AND ALL OF ITS OUTSTANDING
                        9 1/4% SENIOR NOTES DUE 2008 AND
                      9 1/4% SERIES B SENIOR NOTES DUE 2008

To Registered Holder and/or Participant of the Book-Entry Transfer Facility:

          The undersigned hereby acknowledges receipt of the Prospectus, dated , 1998, of Engle Homes, Inc., a Florida corporation (the "Company"), and a related Letter of Transmittal (which together constitute the "Exchange Offer"), relating to the offer by the Company to exchange its 9 1/4% Series C Senior Notes due 2008 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 9 1/4% Senior Notes due 2008 and 9 1/4% Series B Senior Notes due 2008 (collectively, the "Old Notes") upon the terms and subject to the conditions set forth in the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         This will instruct you, the registered holder and/or Depository Trust Company Participant, as to the action to be taken by you relating to the Exchange Offer with respect to the Old Notes held by you for the account of the undersigned.

         The aggregate face amount of the Old Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

         $________________________ of the 9 1/4% Senior Notes due 2008.

         $________________________of the 9 1/4% Series B Senior Notes due 2008.

         With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

         [ ] To TENDER the following Old Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF OLD NOTES TO BE TENDERED IF LESS THAN ALL):

         $_____________________________________________________________________.

         [ ] NOT to TENDER any Old Notes held by you for the account of the undersigned.

         If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations, that (i) the Exchange Notes acquired in exchange for Private Notes pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Exchange Notes, (ii) the undersigned is not participating in, and has no arrangement with any person to participate in, the distribution within the meaning of the Securities Act of Exchange Notes received in exchange for Private Notes, and (iii) neither the undersigned nor any such other person is an "affiliate" (within the meaning of Rule 405 under the Securities Act) of the Company or a broker-dealer tendering Private Notes acquired directly from the Company. If the undersigned is a broker-dealer that will receive Exchange Notes in exchange for Private Notes for its own account, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes.

                             ___________________________________________________
                                                  SIGN HERE

                             ___________________________________________________
                                         Name of beneficial owner(s)

                             ___________________________________________________
                                                Signature(s)

                             ___________________________________________________
                                           Name(s) (please print)

                             ___________________________________________________


                             ___________________________________________________
                                                  (Address)

                             ___________________________________________________
                                             (Telephone Number)

                             ___________________________________________________
                             (Taypayer Identification or Social Security Number)

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                                                    Date